UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

INTEGRA BANK CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana	47705-0868
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-9677

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Integra Bank Corporation is filing this Amendment No. 1 on Form 8-K/A for the sole purpose of correcting the typographical error on the dates indicated on the signature pages of Exhibit 10.1 to the Current Report on Form 8-K filed on May 27, 2009. Except as specifically indicated herein, no other information included in the Current Report on Form 8-K filed May 27, 2009 is being amended.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 10.1	Formal Written Agreement dated May 20, 2009 between Integra Bank N.A. and the Office of the Comptroller of the Currency

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2009

INTEGRA BANK CORPORATION

By:  /s/  Martin M. Zorn
         Martin M. Zorn
         Chief Operating and
         Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Formal Written Agreement dated May 20, 2009 between Integra Bank N.A. and the Office of the Comptroller of the Currency

4